                                                                    Exhibit 3.57


                        [STATE OF COLORADO CERTIFICATE]



     I, NATALIE MEYER, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT THE PREREQUISITES FOR THE ISSUANCE OF THIS CERTIFICATE HAVE BEEN FULFILLED IN COMPLIANCE WITH LAW AND ARE FOUND TO CONFORM TO LAW.

     ACCORDINGLY, THE UNDERSIGNED, BY VIRTUE OF THE AUTHORITY VESTED IN ME BY LAW, HEREBY ISSUES A CERTIFICATE OF AMENDMENT TO HOLIDAY HEALTH CLUBS AND FITNESS CENTERS, INC.



                                                              /s/  Natalie Meyer
                                                              ------------------
                                                              SECRETARY OF STATE


[STATE OF COLORADO SEAL]


DATED: DECEMBER 9, 1985
                                                             for office use only

SS: Form D-4 (Rev.8/83)            MAIL TO:
Submit in Duplicate       COLORADO SECRETARY OF STATE
Filing Fee: $22.50            CORPORATIONS OFFICE
                            1560 Broadway, Suite 200
This document must          Denver, Colorado 80202
be typewritten                  (303) 866-2361

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is (note 3) Holiday Health Clubs and Fitness Centers, Inc.

     SECOND: The following amendment was adopted by the shareholders of the corporation on October 8 1985, in the manner prescribed by the Colorado Corporation Code:

          RESOLVED, that the Ninth Article of the Articles of Incorporation be deleted in its entirety and the following substituted therefor:

               "NINTH: The number of directors constituting the board of directors of the corporation is 3, and the names and addresses of the persons who are to serve as directors until the next annual meeting of shareholders or until their successors are elected and shall qualify are:

               Dorothy Wildman, 6821 Dempster Street, Morton Grove, IL 60053
               H. Robert Jochem, 8700 W. Bryn Mawr, Chicago, IL 60631
               Thomas White, 2029 Century Park East, Los Angeles, CA 90067"

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,000; and the number of shares entitled to vote thereon was 1,000.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

     CLASS             (NOTE 1)               NUMBER OF SHARES
     Common                                        1,000

     FIFTH: The number of shares voted for such amendment was 1,000; and the number of shares voted against such amendment was none.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

     CLASS             (NOTE 1)               NUMBER OF SHARES
                                           FOR              AGAINST
     Common             none              1,000              none

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                        (NOTE 2)
     n/a                No change

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                        (NOTE 2)
     n/a                No change

                                    HOLIDAY HEALTH CLUBS AND FITNESS
                                    CENTERS, INC.                       (Note 3)
                                    ------------------------------------

STATE OF CALIFORNIA                 By /s/ H. Robert Jochem
COUNTY OF LOS ANGELES                 ----------------------------------
                                      Its H. Robert Jochem, V. President

                                    and /s/ Danilo Picar,               (Note 4)
                                       ---------------------------------
                                       Its Danilo Picar,       Secretary

     Subscribed and sworn to before me this 28 day of OCTOBER, 1985.

My commission expires Feb. 10, 1989.


                                    /s/ Bradley T. Baker
                                    --------------------------------------------
                                                  Notary Public


                                (OFFICIAL SEAL
                                 Bradley T. Baker)

NOTES: 1. If inapplicable, insert "None."
       2. If inapplicable, insert "No change."
       3. Exact corporate name of corporation adopting the Articles of Amendment. (If this is a change of name amendment the name before this amendment is filed).
       4. Signatures and titles of officers signing for the corporation.

                        [STATE OF COLORADO CERTIFICATE]




     I, MARY ESTILL BUCHANAN, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT THE PREREQUISITES FOR THE ISSUANCE OF THIS CERTIFICATE HAVE BEEN FULFILLED IN COMPLIANCE WITH LAW AND ARE FOUND TO CONFORM TO LAW.

     ACCORDINGLY, THE UNDERSIGNED, BY VIRTUE OF THE AUTHORITY VESTED IN ME BY LAW, HEREBY ISSUES A CERTIFICATE OF INCORPORATION TO HOLIDAY HEALTH CLUBS AND FITNESS CENTERS, INC.



                                                        /s/ Mary Estill Buchanan
                                                        ------------------------
                                                              SECRETARY OF STATE


[STATE OF COLORADO SEAL]


DATED: JULY 6, 1981

                           ARTICLES OF INCORPORATION
                                       OF
                 HOLIDAY HEALTH CLUBS AND FITNESS CENTERS, INC.
            --------------------------------------------------------

     We, the undersigned natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

     FIRST: The name of the corporation is
                                          --------------------------------------
          HOLIDAY HEALTH CLUBS AND FITNESS CENTERS, INC.
--------------------------------------------------------------------------------

     SECOND: The period of its duration is        perpetual
                                          --------------------------------------

     THIRD: The purpose or purposes for which the corporation is organized are:
          To own and operate a health club.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     FOURTH: The aggregate number of shares which the corporation shall have
authority to issue is     1,000 with a par value of $1.00 each.
                     -----------------------------------------------------------
--------------------------------------------------------------------------------

     FIFTH: Cumulative voting of shares of stock is    not    authorized.
                                                   -----------

     SIXTH: Provisions limiting or denying to shareholders the preemptive right
to acquire additional or treasury shares of the corporation are:   none

     SEVENTH: The address of the initial registered office of the corporation is
          1700 BROADWAY, DENVER, COLORADO 80290
--------------------------------------------------------------------------------
and the name of its initial registered agent at such address is
          THE CORPORATION COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     EIGHTH: Address of the place of business:
                                              ----------------------------------
--------------------------------------------------------------------------------
                     (If different from registered office)

     NINTH: The number of directors constituting the initial board of directors
of the corporation is     4     , and the names and addresses of the persons
                     -----------
who are to serve as directors until the first annual meeting of shareholders or until the first annual meeting of shareholders or until their successors are elected and shall qualify are: (At least 3.)

       NAME                                   ADDRESS

Donahue Wildman              230 W. Monroe, Ste. 220, Chicago, ILL 60606
--------------------------------------------------------------------------------
Roy Zurkowski                451 Goodhue, Bloomfield Hills, Mich. 48013
Jack Clark                   7880 Avenida Kirja, La Jolla, CA 92037
--------------------------------------------------------------------------------
Dorothy Wildman              626 Talcott, Parkridge, ILL 60068
--------------------------------------------------------------------------------

     TENTH: The name and address of each incorporator is: (At least 3.)

       NAME                                   ADDRESS

W. C. Bradford, Jr.          700 S. Flower St., Los Angeles, CA 90017
--------------------------------------------------------------------------------
M. Shelton                   700 S. Flower St., Los Angeles, CA 90017
--------------------------------------------------------------------------------
D. A. Tiu                    700 S. Flower St., Los Angeles, CA 90017
--------------------------------------------------------------------------------

     Dated       July 3       , 1981
          --------------------    ----

                                            /s/ W. C. Bradford, Jr.
                                            ------------------------------------
                                            W. C. Bradford, Jr.

                                            /s/ M. Shelton
                                            ------------------------------------
                                            M. Shelton

                                            /s/ D. A. Tiu
                                            ------------------------------------
                                            D. A. Tiu     Incorporators


STATE OF    CALIFORNIA            )
        --------------------------)
                                  ) ss.
COUNTY OF   LOS ANGELES           )
         -------------------------)

     I,      Ramona E. Meza      , a notary public, hereby certify that on the
       --------------------------
   3rd    day of        July        , 19  81  , personally appeared before me
----------      --------------------    ------
   W. C. Bradford, Jr., M. Shelton   and    D. A. Tiu   , who being by me first
-------------------------------------   ----------------
duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

     In witness whereof I have hereunto set my hand and seal this     3rd day of
                                                                 ---------
        July      , A.D. 19  81  .
------------------         ------

     My commission expires      May 20, 1983      .
                          ------------------------

[SEAL]       RAMONA E. MEZA
        NOTARY PUBLIC-CALIFORNIA
         MUNICIPAL OFFICE IN
          LOS ANGELES COUNTY                /s/ Ramona E. Meza
                                            ------------------------------------
                                                       Notary Public
My Commission Expires May 20, 1983.         Ramona E. Meza
Submit in duplicate.

Note: If this form is used "SUBMIT IN DUPLICATE" means the original and carbon copy - TYPED. This form is not acceptable with ATTACHMENTS or TYPING ON REVERSE SIDE. If there is not adequate space, Form D1 may be used as a pattern or guide. Please use legal or letter size typing paper. Type on one side only.

          Shares of stock must have a dollar amount par value, or a statement that each share is of "no par value."